                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   Preliminary Proxy Statement               [ ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      WHITE ELECTRONIC DESIGNS CORPORATION
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

                      WHITE ELECTRONIC DESIGNS CORPORATION
                           3601 EAST UNIVERSITY DRIVE
                             PHOENIX, ARIZONA 85034


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held on February 11, 1999


To the Shareholders of White Electronic Designs Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of White Electronic Designs Corporation, an Indiana corporation ("Corporation"), will be held at the offices of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on February 11, 1999, at 11:00 A.M., Mountain Standard time, for the following purposes:


         1.       To elect six directors of the Corporation;

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Corporation and its subsidiary for the fiscal year ending October 2, 1999; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on December 31, 1998, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting.


                                   By order of the Board of Directors,






                                   JOSEPH G. WARREN, JR.
                                   Secretary


Phoenix, Arizona
December 31, 1998


YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                      WHITE ELECTRONIC DESIGNS CORPORATION
                            3601 E. UNIVERSITY DRIVE
                             PHOENIX, ARIZONA 85034

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 11, 1999

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of White Electronic Designs Corporation, an Indiana corporation ("the Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the offices of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on February 11, 1999, at 11:00 A.M., Mountain Standard time, and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

VOTING

You are requested to complete, date and sign the accompanying proxy and return it promptly to the Corporation in the enclosed envelope. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not they have previously submitted a proxy. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board as specified in this Proxy Statement. The holders of a majority of the outstanding shares of the Corporation's Common Stock, without par value (stated value $.10 per share) ("Common Stock"), and the Corporation's $3.00 Senior Voting Cumulative Preferred Stock, par value $1.00 per share ("$3.00 Preferred Stock"), present in person or by proxy, is required for a quorum at the meeting.

The Board has fixed the close of business on December 31, 1998, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. On the record date, there were 15,789,010 outstanding shares of Common Stock and 119,906 shares of $3.00 Preferred Stock, the holders of which are entitled to one vote per share.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about January 5, 1999.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of December 15, 1998, the names of all persons known by the Corporation to be the beneficial owners of more than five percent of the Corporation's Common Stock.

                                                                   Number of Shares of       Percent
             Name and Address of Beneficial Owner                     Common Stock*          of Class
             ------------------------------------------------------------------------------------------
             New York Life Insurance Company                          2,272,126               14.39%
                  51 Madison Avenue
                  New York, NY 10010
             Thomas J. Toy                                              835,733 (1)            5.29%
                  Technology Funding Inc.
                  2000 Alameda del las Pulgas
                  San Mateo, CA 94403
             Technology Funding Partners III, L.P.                      822,983 (2)            5.21%
                  2000 Alameda del las Pulgas
                  San Mateo, CA 94403
             Edward A. White                                          1,499,866 (3)            9.50%
                  5780 Echo Canyon Circle
                  Phoenix, AZ 85018

* There are no holders of 5% or more of the Corporation's $3.00 Preferred Stock and none of the persons included in this table beneficially own any shares of the $3.00 Preferred Stock.

(1) Includes options to purchase 12,750 shares of Common Stock granted under the EDI stock option plan. Represents in part the shares owned by Technology Funding Partners III, L.P. ("TFP") referenced below (see note 2). Mr. Toy is a Group Vice President of Technology Funding Inc. ("TFI"), which is a managing general partner of TFP, and as such may be deemed to be the beneficial owner of such shares.

(2) TFI and Technology Funding Ltd. ("TFL") are the managing general partners of TFP. The following individuals are executive officers of TFI and/or general partners of TFL, and as such may be deemed to be beneficial owners of the shares of Common Stock held by TFP described in the table: Charles R. Kokesh, Peter F. Bernardoni, Gregory T. George and Thomas J. Toy.

(3) Includes options to purchase 4,000 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Directors. Mr. White has advised the Corporation that 1,495,866 shares of Common Stock beneficially owned by him have been transferred to the Edward A. White Family Limited Partnership, of which Mr. White is the sole general partner and of which he and his wife are sole limited partners.

                              ELECTION OF DIRECTORS

Six directors of the Corporation are to be elected to the Board at the meeting. Each such director will be elected to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders and until his successor is duly elected and qualified. Directors are elected by a plurality of the votes cast, meaning that the six persons who receive the largest number of the votes cast for the election of directors (counting both the Common Stock and the $3.00 Preferred Stock) shall be elected directors, assuming there is a quorum present. The aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the number of shares present to establish a quorum. Abstentions and broker non-votes will result in the nominees receiving fewer votes, but will not reduce the votes otherwise received by such nominees.

NOMINEES

It is the intention of the individuals named in the enclosed form of proxy to vote such proxy for election as directors the following persons: Norman T. Hall, Donald F. McGuinness, Thomas M. Reahard, Hamid R. Shokrgozar, Thomas J. Toy and Edward A. White. Each of Messrs. Reahard and White have been previously elected to the Board by the shareholders. Mr. Shokrgozar was appointed to the board in February 1998. Dr. Hall and Messrs. McGuinness and Toy were appointed to the Board pursuant to the Merger Agreement between the Corporation and EDI effective on October 31, 1998. The Board has no reason to believe that any of the nominees will not be available for election as a director. However, should any of them become unwilling or unable to accept election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board may recommend.

Set forth below is certain information concerning the nominees for election to the Board.

NAME AND AGE                               BIOGRAPHICAL INFORMATION

NORMAN T. HALL (44)        Current Director and nominee for reelection. Dr. Hall
                           is a partner in Alliant (formerly Bently Hall Von
                           Gehr International). Prior to joining Alliant, he worked for Berkeley International Capital Corporation and Intel Corporation. Dr. Hall was previously on the EDI Board and is currently on the board of directors of Atmel Corporation. Dr. Hall received his J.D. and
                           M.B.A. from Golden Gate University, Ph.D. and M.S.
                           from the University of Hawaii, and S.Sc. from the University of Alberta. He is a member of the State
                           Bar of California. Dr. Hall has served as Director of the Corporation since October 31, 1998.

DONALD F. MCGUINNESS (65)  Current Director and nominee for reelection. Elected
                           Chairman of the Board, President, and Chief Executive Officer of EDI in October 1995. Prior to joining EDI, he was Chairman of the Board, President, and Chief Executive Officer of EDI-MA, where he was employed for eight years. Prior to his tenure at EDI-MA, he spent 17 years with Sprague Electric Company in various management positions, most recently as Chief Operating Officer with responsibility for worldwide manufacturing, engineering, and marketing of all products, including acquisitions, joint ventures, and corporate partnerships and divestitures. He spent nine years with Texas Instruments Incorporated and four years with Westinghouse Electric Corporation. Mr. McGuinness also serves on the board of directors of Cabletron Systems, Inc., a local area networking company and a S&P 500 company listed on the New York Stock Exchange, and the board of directors of Ibis Technology Corporation, a Nasdaq-listed semiconductors materials company. He has served as a Director of the Corporation since October 31, 1998.

THOMAS M. REAHARD (46)     Current Director and nominee for reelection. Founder
                           in 1984 and Chairman and CEO of Symmetry Software
                           Corporation, a computer software development company.
                           He has been a Director of the Corporation since
                           November 1995.

HAMID R. SHOKRGOZAR (38)   Current Director and nominee for reelection and has
                           served on Board since February 1998. Elected
                           President and Chief Executive Officer of the
                           Corporation in January 1998. Mr. Shokrgozar is
                           President of the White Microelectronics division of the Corporation and has served in this capacity since
                           June 1993. From June 1989 to June 1993, Mr.
                           Shokrgozar was Vice President of Engineering for the White Microelectronics division. Mr. Shokrgozar also served as Vice Chairman of American Electronic
                           Association (AEA-Arizona). He received his Bachelors and Masters of science degree in Engineering from California State University Fullerton. Mr. Shokrgozar holds a U.S. Patent for the invention of "Stacked
                           Silicon Die Carrier Assembly".

THOMAS J. TOY (42)         Current Director and nominee for reelection. Mr. Toy
                           currently serves as Group Vice President of Technology Funding Inc. and is partner of Technology
                           Funding Ltd. He has been employed by Technology
                           Funding, Inc. since January 1987. Mr. Toy was previously on the EDI board. Mr. Toy also serves on the Board of Directors of Physiometrix, Inc., SRG
                           Holdings, KOR Electronics, Thermatrix, and UT
                           Starcom, Inc. Mr. Toy received a B. A. in political science in 1977 and a M.M. in Finance, Marketing, and General Management in 1979 from Northwestern
                           University. He has served as Director of the Corporation since October 31, 1998.

EDWARD A. WHITE (70)       Current Director and nominee for reelection. Elected
                           Chairman of the Board in 1983 and served until October 1998. He also served as Chief Executive
                           Officer of the Corporation from 1983 to 1992. Mr.
                           White, the founder of the Corporation, was President, Chief Executive Officer and Chairman of the Board of
                           Directors of the Corporation from its incorporation in 1951 until February 1975. From June 1980 to May
                           1986, Mr. White served as Chairman and Chief
                           Executive Officer of White Technology, Inc., which was purchased by the Corporation in 1986.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.

MEETINGS AND COMMITTEES OF THE BOARD

The Board met 13 times during fiscal 1998. Each current director of the Corporation who served (Messrs. Reahard, Shokrgozar and White) attended at least 75 percent of the aggregate of the total number of meetings of the Board and each committee on which he served during fiscal 1998. During fiscal 1998, the Board had an Audit Committee that recommended engagement of independent auditors, reviewed the arrangement and scope of the audit, and considered comments made by the independent auditors. During fiscal 1998, the Audit Committee consisted of Thomas M. Reahard (chairman), Dan L. McGurk and Steven P. Matteucci and met two times.

During fiscal 1998 the Board had a Compensation Committee, which administered the Corporation's compensation and stock option plans. During fiscal 1998 the Compensation Committee consisted of Steven P. Matteucci (chairman), Dan L. McGurk and Thomas M. Reahard and met three times.

DIRECTOR COMPENSATION

Each of the directors of the Corporation, who were not also officers of the Corporation, except Mr. White who served as Chairman of the Board, were paid $3,000 per quarter for fiscal year 1998 plus $500 for each Board and Committee meeting attended and related expenses. As Chairman, Mr. White received $9,000 per quarter with no additional payment for each board meeting. In addition, under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors, upon each reelection, each of the outside directors are granted options to acquire an additional 4,000 shares of Common Stock at a price equal to 100% of the fair market value of the Common Stock as of the close of business on the day immediately prior to reelection. Under the Plan each award vests as to 2,000 shares six months following the date of grant and, as to the balance, one year after such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of any equity securities of the Corporation.

To the Corporation's knowledge (based solely on review of the copies of such reports furnished to the Corporation), all officers, directors and beneficial owners of greater than ten percent of the Corporation's equity securities made all required filings under Section 16(a).

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers of the Corporation. These officers have been elected to terms which will expire at the next annual meeting of the Board and until their successors are elected and qualified.

                    Name                         Age                Officer Since                   Titles/Offices Held
          -------------------------------------------------------------------------------------------------------------------
             Hamid R. Shokrgozar                 38                      1998                    President and Chief
                                                                                                  Executive Officer

             Joseph G. Warren, Jr.               53                      1995                    Vice President - Finance,
                                                                                                  Chief Financial Officer,
                                                                                                  Secretary and Treasurer

Biographical information relating to Mr. Shokrgozar appears above in the listing of nominees for election as Directors.

Joseph G. Warren, Jr. has served as Vice President Finance, Chief Financial Officer, Secretary and Treasurer of the Corporation since August 1995. From 1994 to 1995 he served as Vice President and Chief Financial Officer of Axxess Technologies, Inc. From 1993 to 1994 he served as Secretary Treasurer and Vice President of Golden Technologies, Inc. From 1992 to 1993 he served as President of Coors Ceramicon Designs, Ltd. From 1985 to 1992, Mr. Warren served as Vice President of Coors Ceramics Company.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Corporation during the 1998, 1997 and 1996 fiscal years of those persons who were at fiscal year-end 1998 (i) the chief executive officer and (ii) the other most highly compensated executive officers whose salary and bonus exceeded $100,000 (hereinafter the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------
                                                       Long Term
                                                      Compensation
                             Annual Compensation        Awards
--------------------------------------------------------------------------------------------
     Name and                                 Bonus      Options     All Other Compensations
Principal Position        Year   Salary ($)   ($)(b)       (#)                (a)
--------------------------------------------------------------------------------------------
HAMID R. SHOKRGOZAR       1998    180,003      4,500          0               3,666
 President, Chief         1997    140,000     91,000     32,500               2,730
 Executive Officer        1996    125,000     83,758     81,500               2,631
--------------------------------------------------------------------------------------------
JOSEPH G. WARREN, JR      1998    140,004      3,500          0               3,318
 Vice President, Chief    1997    129,966     35,163     35,000               4,804
 Financial Officer        1996    118,750     28,524     40,000               2,206
--------------------------------------------------------------------------------------------

(a) All Other Compensation includes contributions by the Corporation to its 401(k) Plan, and payments for officer's life insurance.

(b) Bonuses were paid in accordance with the policy established by the Board and the Compensation Committee. See "Report of the Board and the Compensation Committee" elsewhere in this Proxy Statement.

EMPLOYMENT AGREEMENTS

The Corporation has entered into employment agreements with certain of its officers, including Hamid R. Shokrgozar and Joseph G. Warren, Jr. Mr. Shokrgozar was and is employed as the President and Chief Executive Officer. Mr. Warren was and is employed as the Vice President Finance, Chief Financial Officer, Secretary and Treasurer.

Mr. Shokrgozar's agreement provides a term ending September 30, 1999 and renewing automatically for subsequent two-year terms unless 30 days prior to a renewal date either the Corporation or Mr. Shokrgozar notifies the other of its intention not to renew. The agreement provides for an annual base salary of $180,003 and participation by Mr. Shokrgozar in the fringe benefit programs of the Corporation generally available to its senior executives. In the event of a termination for cause, the Corporation is required to pay Mr. Shokrgozar only those amounts earned by or accrued for his benefit under the Corporation's plans to the date of termination. In the event of a termination without cause, the Corporation is required to pay to Mr. Shokrgozar a lump sum severance payment equal to the greater of (i) one year's base salary and incentive compensation, or (ii) his base salary for the remainder of the term of the agreement as of the date of such termination. The agreement also provides in such circumstance for the continuation of his benefits for a period of at least twelve months, provision of executive-level outplacement services and the immediate vesting of his options, then exercisable for a period of twelve months after termination. In the event the Corporation elects not to renew the agreement, the Corporation is required to pay Mr. Shokrgozar a lump sum equal to his annual compensation. Mr. Shokrgozar's agreement includes special provisions in the event of a "Change in Control" (as defined in the agreement). Specifically, Mr. Shokrgozar's employment term would automatically extend for a period of 18 months and during that term Mr. Shokrgozar could terminate if his duties were materially changed, his annual compensation was decreased, he was required to relocate or the Corporation's successor failed to assume the Corporation's obligations under the agreement. In the event of such a termination, Mr. Shokrgozar is entitled to a lump sum severance payment equal to 1.5 times his then current base salary and incentive compensation as well as the continuing benefits provided in the event of a termination without cause by the Corporation.

The agreement with Mr. Warren is for one year terms and renews automatically unless terminated by Mr. Warren or the Corporation on 30 days prior notice of an intention not to renew, or otherwise in accordance with the agreement. The agreement provides for an annual base salary of $140,004 and provides that Mr. Warren shall be entitled to participate in the Corporation's incentive (bonus) compensation programs, stock option plan and fringe benefit programs generally available to senior executives of the Corporation. In the event of termination of Mr. Warren by the Corporation for cause, Mr. Warren will be entitled to receive only that compensation earned through the date of the termination. In the event of a termination by the Corporation without cause, Mr. Warren will be entitled to a lump sum severance payment equal to Mr. Warren's total base salary and incentive compensation paid for the calendar year immediately preceding the termination, continuing benefit contributions (or the cash equivalent) for twelve months, executive-level out placement services, and the immediate vesting of all then unvested stock options and a twelve month exercise period. The agreement provides that in the event of a Change in Control (as defined in the agreement), if Mr. Warren is terminated or his duties are materially changed, Mr. Warren's annual compensation or other benefits are reduced, the Corporation requires Mr. Warren to relocate or the successor corporation fails to assume the Corporation's obligations under the agreement, Mr. Warren would receive termination benefits equal to those if Mr. Warren is terminated without cause. Finally, in the event the Corporation gives notice of its intention not to renew the agreement at the end of its term, Mr. Warren will be entitled to a lump sum severance payment equal to Mr. Warren's total base salary and incentive compensation paid for the calendar year immediately preceding the termination, continuing benefit contributions (or the cash equivalent) for twelve months, executive-level out placement services, and the immediate vesting of all then unvested stock options and a twelve month exercise period.

OPTION GRANTS IN 1998

During fiscal 1998, there were no additional options granted to the Named Executive Officers by the Compensation Committee and Board of Directors.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table sets forth certain information with respect to the options to purchase the Corporation's Common Stock which are held by the Named Executive
Officers:


                     AGGREGATED FISCAL YEAR-END OPTION VALUE

--------------------------------------------------------------------------------------------------------------------------
                                Shares
                               Acquired                                                             Value of Unexercised
                                 on/or         Value            Number of Unexercised             In-the-Money-Options at
                               Exercise      Realized         Options at Fiscal Year-End              Fiscal Year-End
--------------------------------------------------------------------------------------------------------------------------
Name                                                          Exercisable/Unexercisable          Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------
HAMID R. SHOKRGOZAR                0          N/A                  65,500/59,500                          $0/$0

JOSEPH G. WARREN JR.               0          N/A                  36,250/38,750                          $0/$0
==========================================================================================================================

REPORT OF THE COMPENSATION COMMITTEE

The Board and the Compensation Committee of the Board ("Committee"), establishes the compensation program and policy for, and determines the compensation of, the Named Executive Officers. The current program consists of the following key elements: annual payments of salary, bonuses, periodic grants of stock options. Each element has a different purpose. Salary and bonus payments are principally designed to reward current and past performance. Stock options are primarily designed to provide incentives for superior long-term future performance and may be forfeited if the Named Executive Officer leaves the Corporation before the relevant vesting period.

The Compensation Committee is responsible for determining the timing and number, if any, of stock options to be granted to the Named Executive Officers. Such options are granted based upon the guidelines established in the Corporation's Management Compensation Policy approved by the Board of Directors during fiscal 1997.

In determining the amount and form of executive compensation to be paid or awarded in fiscal 1998, the Board and the Committee considered overall performance rather than a formula based on any particular performance measure. The Board and the Committee applied this subjective standard in determining the

Chief Executive Officer's compensation (Mr. Shokrgozar not participating as to his own compensation). The Board and the Committee reviewed and accepted Mr. Shokrgozar's recommendations regarding the compensation of Mr. Warren.

The committee retained, without change for fiscal 1998, other elements of executive compensation for the Named Executive Officers. These included health, life and disability insurance, an automobile allowance and supplemental medical expense coverage.

Current Compensation Committee:     Thomas J. Toy and Thomas M. Reahard.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Shokrgozar is President and Chief Executive Officer of the Corporation. The other members of the Board are not employees of the Corporation.

COMMON STOCK PERFORMANCE

The line graph which follows compares five years of yearly percentage changes in the cumulative total shareholder return on the Common Stock against the cumulative total return on the AMEX Market Value Index and the AMEX High Technology Index.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG WHITE ELECTRONIC DESIGNS CORPORATION
                          THE AMEX MARKET VALUE INDEX
                      AND THE S&P TECHNOLOGY SECTOR INDEX

                                          Cumulative Total Return
                                     ----------------------------------------------
                                     9/93     9/94    9/95    9/96    9/97     9/98
WHITE ELECTRONIC DESIGNS CORPORATION 100.00   203.70  162.96  100.00  155.56   66.67
AMEX MARKET VALUE                    100.00    99.66  118.32  124.13  156.28  140.52
S & P TECHNOLOGY SECTOR              100.00   116.42  183.66  225.63  366.43  414.86


*$100 INVESTED ON 9/30/93 IN STOCK OR INDEX.
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING SEPTEMBER 30.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board, upon recommendation of its Audit Committee, none of whose members is an employee of the Corporation, intends to reappoint the firm of PricewaterhouseCoopers LLP, independent accountants, to be auditors of the Corporation and its subsidiary for the fiscal year ending October 2, 1999. PricewaterhouseCoopers LLP served as auditors of the Corporation and its subsidiary for the fiscal year ended October 3, 1998. Although it is not required to do so, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP for ratification by shareholders in order to ascertain the views of the shareholders. If such appointment is not ratified, the Board will consider, but not necessarily select other auditors.

Representatives of PricewaterhouseCoopers LLP will be present at the shareholders' meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. The Corporation has been advised by PricewaterhouseCoopers LLP that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiary, and it has had no connection with the Corporation or its subsidiary in any capacity other than that of independent public accountants.

During the year ended October 3, 1998, PricewaterhouseCoopers LLP rendered to the Corporation, in addition to audit services, certain non-audit professional services. The audit services rendered included the audit of the annual financial statements, pre-issuance reviews of quarterly financial results, and the audit of the 401(k) and pension plans. Non-audit services involved tax assistance.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE RETENTION OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS.


SECURITY OWNERSHIP BY MANAGEMENT

The following table sets forth the beneficial ownership of the Corporation's Common Stock as to (i) each of the Corporation's current directors; (ii) each of the Corporation's Named Executive Officers; and (iii) all directors and executive officers of the Corporation as a group. All such information reflects beneficial ownership as of December 15, 1998 as known by the Corporation.

                                                  Number of Shares
                   Name                        Beneficially Owned (1)            Percent of Class(2)
       ---------------------------------------------------------------------------------------------
       Norman T. Hall                                  84,711 (3)                         *
       Donald F. McGuinness                           582,165 (4)                       3.56%
       Thomas M. Reahard                               22,000 (5)                         *
       Hamid R. Shokrgozar                             65,500 (6)                         *
       Thomas J. Toy                                  835,733 (7)                       5.29%
       Joseph G. Warren, Jr.                           41,250 (8)                         *
       Edward A. white                              1,499,866 (9)                       9.50%
       Directors and executive officers
       as a group (7 persons)                       3,131,225 (10)                     18.93%

*    Represents less than 1% of the class.

(1) Unless otherwise noted the Corporation believes that all persons named in the table have sole voting and investment power with respect to all shares of the Corporation's Common Stock that are beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options.

(2) Each owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) which are exercisable within 60 days have been exercised. None of the persons named in the table is a beneficial owner of the Corporation's $3.00 Preferred Stock.

(3) Includes options to purchase 33,711 shares of Common Stock originally granted under the EDI stock option plan.

(4) Includes options to purchase 579,870 shares of Common Stock originally granted under the EDI stock option plan.

(5) Includes options to purchase 22,000 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors.

(6) Includes options to purchase 11,000 shares of Common Stock granted under the Corporation's 1986 Stock Option Plan and options to purchase 54,500 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan.

(7) See note 1 to the beneficial ownership table of persons owning in excess of 5% of the Corporation's Common Stock at page 3.

(8) Includes options to purchase 36,250 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan.

(9) See note 3 to the beneficial ownership table of person owning in excess of 5% of the Corporation's Common Stock at page 3.

(10)     Includes options as indicated in notes 3-9, above.


                                  OTHER MATTERS

The Board of Directors does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by White Electronic Designs Corporation. In addition to the solicitation of proxies by use of the mails, the Corporation will utilize its stock transfer agent, American Stock Transfer and Trust Company, to assist in the solicitation at no additional cost beyond the annual retainer. The Corporation also may utilize the services of some of its officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph. The Corporation will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

A copy of the White Electronic Designs Corporation's Annual Report to Shareholders for the fiscal year ended October 3, 1998, accompanies this Proxy Statement. The Annual Report includes the Corporation's Annual Report on Form 10-K for such fiscal year, without exhibits, substantially as filed with the Securities and Exchange Commission.

Copies of the omitted exhibit list are available to any shareholder free of charge. Copies of the omitted exhibits are available for a fee equal to the Corporation's reasonable expenses in furnishing such exhibits. Shareholders desiring copies of either should address a written request to Mr. Joseph G. Warren, Jr., Secretary, White Electronic Designs Corporation, 3601 E. University Drive, Phoenix, Arizona 85034, and are asked to mark "1998 10-K Request" on the outside of the envelope containing the request.

                  SHAREHOLDER PROPOSAL FOR 2000 ANNUAL MEETING


Proposals of shareholders intended to be presented at the 2000 Annual Shareholders' Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, must be received at White Electronic Designs Corporation's offices at 3601 E. University Drive, Phoenix, Arizona 85034, prior to September 8, 1999, for inclusion, if appropriate, in the 2000 Proxy Statement and form of proxy. A shareholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Corporation on or before November 22, 1999. If a proposal is not timely submitted pursuant to Rule 14a-4(c)(1), the proxies named in the Corporation's proxy statement for the 2000 Annual Meeting will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting.

                                     By order of the Board of Directors,



                                             JOSEPH G. WARREN, JR.
                                                  Secretary

December 31, 1998

                      WHITE ELECTRONIC DESIGNS CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 1999

The undersigned hereby names, constitutes and appoints HAMID R. SHOKRGOZAR, JOSEPH G. WARREN, JR. AND DONALD F. MCGUINNESS, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of both Common Stock of White Electronic Designs Corporation (the "Company") and $3.00 Preferred Stock of the Company held by the undersigned as of the close of business on December 31, 1998, at the Annual Meeting of Shareholders to be held at the Company's office at 3601 E. University Drive, Phoenix, Arizona 85038, on February 11, 1999, at 11:00 a.m. Standard Time, and at any adjournments thereof, on the matters set forth on the reverse side more fully described in the accompanying Proxy Statement, hereby revoking any proxy or proxies heretofore given.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                      WHITE ELECTRONIC DESIGNS CORPORATION

                               FEBRUARY 11, 1999



                Please Detach and Mail in the Envelope Provided

     Please mark your
/X/  votes as in this
     example.

The Board of Directors recommends a vote FOR the following proposals and ALL SHARES REPRESENTED BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED.


                 FOR all nominees listed          WITHHOLD AUTHORITY
                   at right (except as         to vote for all nominees
                 marked to the contrary)          listed to the right.
1. Election
   of                    /  /                           /  /                Nominees:
   Directors                                                                    Hamid R. Shokrgozar
                                                                                Donald F. McGuinness
INSTRUCTION: To withhold authority to vote for any                              Edward A. White
individual nominee, write that nominee's name on the                            Thomas M. Reahard
space provided:                                                                 Norman T. Hall
                                                                                Thomas J. Toy
______________________________________________________


                                                  FOR       AGAINST      ABSTAIN
2. Ratification of appointment of
   PricewaterhouseCoopers LLP as                  /  /       /  /         /  /
   independent auditors.

IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement and the 1998 Annual Report to Shareholders.


Signature ____________________________   Signature __________________________  Dated: ___________, 1999
                                                       if held jointly

NOTE: Shareholders should sign only as name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate their capacity, and where more than one name appears, a majority must sign. An officer signing for a corporation should state their title.